EXHIBIT 99.2

Artelo Biosciences Announces $9.475 Million At-the-Market Private Placement to Initiate Solana Treasury Strategy, Becoming First Publicly-Traded Pharmaceutical Company to Adopt SOL as a Core Reserve Asset

Lead investor Bartosz Lipiński, previously Head of Engineering at Solana Labs, will serve as a technical partner

CUBE selected to secure storage, staking, and active DeFi execution of Artelo’s digital asset treasury

Artelo’s Board approves authorization to expand Company’s SOL treasury management strategy over time

SOLANA BEACH, CA – August 4, 2025 – Artelo Biosciences, Inc. (Nasdaq: ARTL), a clinical-stage pharmaceutical company focused on modulating lipid-signaling pathways to develop treatments for people living with cancer, pain, dermatological or neurological conditions, today announced that it has entered into a securities purchase agreement for an at-the market PIPE (private investment in public equity) for the purchase and sale of securities at a price of $10.45, consisting of: (a) 906,687 shares of common stock (or pre-funded warrants in lieu thereof); (b) three-year warrants to purchase 906,687 shares of common stock at an exercise price of $10.20 per share; and (c) three-year warrants to purchase 906,687 shares of common stock at an exercise price of $50.00 per share, for expected aggregate gross proceeds of approximately $9.475 million. This brings aggregate proceeds from private placements priced at-the-market since June 2025 to $10.9 million.

The Company intends to use the proceeds to launch its Solana (“SOL”)-centric digital asset treasury strategy, as well as to support Artelo’s ongoing business. Artelo’s treasury initiative marks a pivotal step in its long-term growth strategy, as it becomes the first publicly traded pharmaceutical company to adopt SOL—Solana’s native cryptocurrency—as a reserve asset. This move signals Artelo’s commitment to forward-thinking financial management and positions the Company at the intersection of biotechnology innovation and decentralized finance. By integrating SOL into its balance sheet, Artelo diversifies its treasury while gaining exposure to a next-generation monetary network that complements traditional cash management.

Widely recognized as the inventor of Metaplex, SOL’s core NFT protocol that powered the ecosystem’s explosive growth in digital assets, Bartosz Lipiński is the lead investor for the launch of Artelo’s SOL treasury strategy and will serve as a technical advisor and a partner through his company CUBE.

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“I am pleased to partner with Artelo for their groundbreaking SOL treasury initiative within the pharmaceutical industry,” said Bartosz Lipiński, Co-Founder and CEO of Cube Group. “Solana’s unparalleled scalability and decentralized infrastructure make it a cornerstone of the future financial ecosystem. By adopting SOL as a treasury asset, Artelo is positioning itself for sustainable growth and resilience, leveraging a cutting-edge monetary network to enhance shareholder value. I am confident this strategic move will yield significant long-term benefits for both Artelo and the broader Solana ecosystem.”

Artelo’s Board has also approved the expansion of the Company’s SOL treasury strategy, based on staged investments over time, while keeping adequate working capital for the continued development and commercialization of its proprietary therapeutics.

“We are excited to commence our SOL treasury strategy,” said Gregory D. Gorgas, Chief Executive Officer of Artelo Biosciences. “This initiative reflects our commitment to innovative and disciplined capital management while taking a strategic step into the digital asset space. By integrating SOL into our treasury, we aim to enhance long-term value for shareholders through thoughtful exposure to one of the most decentralized and scalable digital assets in the market. We believe this approach positions Artelo at the forefront of such financial treasury strategies within the biotech sector, demonstrating forward-thinking leadership in an evolving capital landscape.”

The closing of the PIPE is expected to occur on or about August 5, 2025, subject to the satisfaction of customary closing conditions. R. F. Lafferty & Co., Inc. acted as an advisor in connection with the PIPE.

The offer and sale of the foregoing securities is being made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. The securities purchase agreement contains a registration rights covenant pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock, and the shares of common stock underlying the warrants sold in the offering. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The private placement is being conducted in accordance with applicable Nasdaq rules and was priced to satisfy the "Minimum Price" requirement (as defined in the Nasdaq rules).

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About SOL

Launched in 2020 by Anatoly Yakovenko and the Solana team, Solana is a high-performance, peer-to-peer blockchain engineered for speed, security, and decentralization. Its native token, SOL, powers a network that is transforming the landscape of internet capital markets by providing the infrastructure for seamless, global financial interactions. Solana enables the tokenization of real-world assets, high-frequency decentralized trading, and innovative DeFi protocols, creating an open, borderless system where capital can flow efficiently without traditional intermediaries. This positions Solana as the backbone for the next era of digital finance, where anyone with internet access can participate in sophisticated markets at minimal cost.

Solana's traction eclipses that of other blockchains, as evidenced by key metrics: it boasts over 3.25 million daily active users and processes 35.99 million daily transactions, far outpacing Ethereum's 410,000+ daily active users and 1.13 million daily transactions. The network's Total Value Locked (TVL) has reached $89.417 billion, surpassing Ethereum's $83.628 billion and establishing Solana as the leader in DeFi adoption. Additionally, Solana's decentralized exchange (DEX) volume has exceeded $800 billion in 2025, highlighting its dominance in on-chain liquidity and trading activity. With theoretical throughput of up to 65,000 transactions per second (TPS) and practical speeds averaging 3,000–4,000 TPS, Solana continues to set the standard for scalability and user engagement in the blockchain ecosystem.

About Cube

Cube Exchange is a hybrid crypto trading platform revolutionizing digital asset markets through proprietary infrastructure that delivers trades up to 40 times faster than the industry average. Powered by an advanced MPC (multi-party computation) wallet system, Cube puts users in control of their assets while maintaining institutional-grade security. Traders can seamlessly execute strategies across desktop, mobile, and even Telegram—wherever they are, whenever they want. In addition to its award-winning retail offering, Cube provides a high-performance institutional platform designed for professional trading firms, corporate crypto treasuries, and funds seeking speed, secure storage, and execution at scale. Learn more atwww.cube.exchange

About Artelo Biosciences

Artelo Biosciences, Inc. is a clinical-stage pharmaceutical company dedicated to the development and commercialization of proprietary therapeutics that modulate lipid-signaling pathways, with a diversified pipeline addressing significant unmet needs in anorexia, cancer, anxiety, dermatologic conditions, pain, and inflammation. Complementing its scientific innovation, Artelo has adopted a forward-looking corporate finance initiative whereby it is deploying a portion of its excess capital into Solana (SOL) under a newly authorized digital asset treasury strategy. As the first publicly traded pharmaceutical company to designate SOL as a core reserve asset, Artelo intends to leverage Solana’s high-performance, decentralized blockchain to diversify its balance sheet, enhance liquidity management, and position the Company for long-term value creation in parallel with its therapeutic programs. Guided by disciplined risk controls and staged investments approved by the Board of Directors, this SOL-centric strategy is designed to preserve working capital for the continued advancement and commercialization of Artelo’s product candidates while affording shareholders exposure to a next-generation monetary network. Led by an experienced executive team collaborating with world-class researchers and digital-asset technology partners, Artelo applies rigorous scientific, regulatory, commercial, and treasury management practices to maximize stakeholder value. More information is available at www.artelobio.com and X: @ArteloBio.

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Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s future investment policy of its excess capital, product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions. These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission, including our ability to raise additional capital in the future. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Investor Relations Contact:

Crescendo Communications, LLC

Tel: 212-671-1020

Email: ARTL@crescendo-ir.com

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